UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

ACRES Commercial Realty Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

390 RXR Plaza
Uniondale, NY		11556
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 31, 2022, ACRES Commercial Realty Corp. (the “Company”) entered into Amendment No. 1 to Note and Warrant Purchase Agreement (the “Amendment”) with OCM XAN Holdings PT, LLC (“Oaktree”) and Massachusetts Mutual Life Insurance Company (“Mass Mutual”), which amended the Note and Warrant Purchase Agreement, dated as of July 31, 2020 (“Agreement”). The Amendment, among other clarifying changes, extended the time that the Company may elect to issue to Oaktree and MassMutual Additional Notes (as defined in the Agreement) from January 31, 2022 to July 31, 2022.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Amendment contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On January 28, 2022, ACRES Real Estate SPE 10, LLC, an indirect, wholly owned subsidiary of the Company, entered into the First Amendment to Master Repurchase and Securities Contract Agreement (the “Morgan Stanley Amendment”) with Morgan Stanley Mortgage Capital Holdings LLC, which amended the Master Repurchase and Securities Contract Agreement, dated November 3, 2021 to add market terms regarding the replacement of LIBOR upon determination of a benchmark transition event.

On February 3, 2022, RCC Real Estate SPE 7, LLC, an indirect, wholly owned subsidiary of the Company, entered into the Third Amendment to Master Repurchase Agreement (the “Barclays Amendment”) with Barclays Bank PLC (“Barclays”), which amended the Master Repurchase Agreement, dated April 10, 2018, as amended, to add market terms regarding the replacement of LIBOR upon determination of a benchmark transition event.

The foregoing descriptions of the Morgan Stanley Amendment and Barclays Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Morgan Stanley Amendment and Barclays Amendment, which have been filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
10.1	Amendment No. 1 to Note and Warrant Purchase Agreement, dated January 31, 2022, between ACRES Commercial Realty Corp. and the Purchasers signatory thereto.
99.1

First Amendment to Master Repurchase and Securities Contract Agreement, dated January 28, 2022, between ACRES Real Estate SPE 10, LLC and Morgan Stanley Mortgage Capital Holdings LLC, as Administrative Agent.

99.2	Third Amendment to Master Repurchase Agreement, dated February 3, 2022, between RCC Real Estate SPE 7, LLC and Barclays Bank PLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	February 3, 2022
		By:	/s/ David J. Bryant
David J. Bryant
Chief Financial Officer